UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2018

Date of reporting period :	January 1, 2018 — December 31, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Variable Trust
Putnam VT High Yield Fund

Annual report
12 | 31 | 18

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on or after January 1, 2021, at the election of your insurance provider, you may not receive paper reports like this one in the mail from the insurance provider that offers your variable annuity contract or variable life insurance policy unless you specifically request it. Instead, they will be available on a website, and your insurance provider will notify you by mail whenever a new one is available, and provide you with a website link to access the report.

If you wish to continue to receive paper reports free of charge after January 1, 2021, please contact your insurance provider.

If you already receive these reports electronically, no action is required.

Message from the Trustees

February 7, 2019

Dear Shareholder:

Global financial markets encountered challenges in the final months of 2018. December was difficult for stock markets worldwide, and most major indexes finished the year with losses. Among the issues that contributed to the downturn were uncertainty about monetary policy, a slowing Chinese economy, and the U.S.–China trade dispute. Fixed-income markets were less volatile than stocks, and higher quality bonds benefited from a flight to safety amid the turmoil.

Although no one can predict the direction of the markets in the months ahead, Putnam’s experienced investment professionals actively seek to position their fund portfolios for all types of conditions. They take a research-intensive approach to investing that includes risk management strategies designed to serve investors through changing markets. In all environments, we believe investors should remain focused on time-tested approaches: maintain a well-diversified portfolio, think about long-term goals, and speak regularly with a financial advisor.

Thank you for investing with Putnam.

Performance summary (as of 12/31/18)

Investment objective

High current income, with a secondary objective of capital growth when consistent with achieving high current income

Net asset value December 31, 2018

Class IA: $5.94	Class IB: $5.87

Total return at net asset value

			JPMorgan
			Developed High
(as of 12/31/18)	Class IA shares*	Class IB shares†	Yield Index‡
1 year	–3.59%	–4.07%	–2.36%
5 years	15.58	13.99	21.35
Annualized	2.94	2.65	3.95
10 years	155.90	149.55	195.79
Annualized	9.85	9.58	11.45
Life	769.71	716.69	—
Annualized	7.25	7.03	—

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: February 1, 1988.

† Class inception date: April 30, 1998.

‡ The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class IA shares.

The JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding.

Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of net assets. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

Putnam VT High Yield Fund 1

Report from your fund’s managers

How did high-yield bonds perform during the 12-month reporting period ended December 31, 2018?

Following relatively strong performance in 2017, the high-yield market declined sharply from late January into early February 2018, as volatility returned to risk-based asset classes. The market then stayed in a fairly narrow range from mid-February through September, but took another leg down in the fourth quarter, as a confluence of factors led to a further decline in risk assets. These included uncertainty about the ultimate resolution of the trade dispute between the U.S. and China; concern that the Federal Reserve would raise policy rates too fast and choke off economic growth; flagging economic growth in Europe and China, leading to concern about a slowdown in growth globally; a precipitous decline in oil prices; some disappointments in third-quarter corporate earnings, particularly in the technology sector; weak stock market performance; and uncertainty about the ultimate resolution of the United Kingdom’s exit from the European Union.

The market achieved a degree of stability late in the period, aided by a more dovish tone in statements made by Fed Chairman Jerome Powell, and an agreed-upon cease-fire in the U.S.–China trade battle.

Within the fund’s benchmark, most cohorts posted losses, pulled down by negative sentiment in the fourth quarter. Automotive [–9%], energy [–6%], and housing [–5%] registered the weakest results. Groups outperforming the index included more defensive sectors such as utilities [+2%] and health care [+1%]. Transportation [+2%] also held up relatively well and was one of few groups to achieve a positive return.

What factors had the biggest influence on the fund’s relative performance during the period?

On the plus side, the fund benefited from security selection in retail and diversified media, along with overall positioning in food & beverages. Conversely, picks in financials and technology, as well as overweight exposure to housing, hampered performance versus the benchmark.

In terms of individual holdings, not owning two underperforming index members — energy exploration and production companies Sanchez Resources and Ultra Resources — proved advantageous on a relative basis. An overweight position in wireless telecommunications provider Sprint also contributed. On the downside, holdings in oil and gas producer Alta Mesa, and gaming and resort company Caesars Entertainment, detracted from relative performance.

What is your outlook for the coming months?

Despite global trade and political tensions, we think the fundamental backdrop for high yield remains supportive, led by corporate profit growth, a strong labor market, and rising employee wages. When distressed exchanges are included in calculating the U.S. high-yield default rate, the figure was 1.9% as of December 31. This is still well below the long-term historical average of about 3.5%. We think default rates could remain below average for the next year or two, and possibly longer. The two key reasons for our view are the relative financial health of high-yield issuers overall and that many have refinanced and extended bond maturities into the future.

Turning to valuation, we think the volatility and negative sentiment that resulted in materially wider spreads during the fourth quarter of 2018 created attractive investment opportunities in many areas of the market. As a result, we saw this period of volatility as a window of opportunity to add investments that may offer attractive total return potential.

As for the supply-and-demand backdrop, gross high-yield new-issue activity totaled $187.4 billion in 2018. Due to heightened market volatility, there was no new primary market issuance at all in December, the first time that has occurred since November 2008. Net new volume totaled a meager $73.3 billion in 2018. Fund flows were negative for the year, with $45.1 billion leaving the asset class [mutual funds and exchange-traded funds combined]. In our view, the sizable outflows from high yield have not materially affected the market’s supply-and-demand environment due to the low amount of new issuance.

How have you positioned the fund in light of this outlook?

During the period, we sought to reduce risk in the portfolio by increasing the fund’s allocation to higher-quality, BB-rated bonds while simultaneously shrinking our overweighting in CCC-rated credits. As of December 31, the fund’s duration — a key measure of interest-rate risk — was slightly below that of the benchmark.

At the industry level, we favored gaming, lodging & leisure, and financials. Conversely, we had lower-than-benchmark exposure to food & beverages, consumer products, transportation, services, automotive, and health care.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. You can lose money by investing in the fund.

2 Putnam VT High Yield Fund

Your fund’s managers

Portfolio Manager Paul D. Scanlon, CFA, is a Co-Head of Fixed Income. He joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul, your fund’s portfolio managers are Norman P. Boucher and Robert L. Salvin.

Your fund’s managers also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

Putnam VT High Yield Fund 3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expenses per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from 7/1/18 to 12/31/18. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expenses per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios

	Class IA	Class IB
Total annual operating expenses for the fiscal
year ended 12/31/17	0.72%	0.97%
Annualized expense ratio for the six-month
period ended 12/31/18*	0.72%	0.97%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

Expenses and value for a
	Expenses and value for a		$1,000 investment, assuming
	$1,000 investment, assuming		a hypothetical 5% annualized
	actual returns for the		return for the 6 months
	6 months ended 12/31/18		ended 12/31/18
	Class IA	Class IB	Class IA	Class IB
Expenses paid
per $1,000*†	$3.57	$4.81	$3.67	$4.94
Ending value
(after
expenses)	$967.40	$965.50	$1,021.58	$1,020.32

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/18. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

4 Putnam VT High Yield Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust
and Shareholders of Putnam VT High Yield Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam VT High Yield Fund (one of the funds constituting Putnam Variable Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 7, 2019

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Putnam VT High Yield Fund 5

The fund’s portfolio 12/31/18

CORPORATE BONDS AND NOTES (88.3%)*	Principal amount	Value

Advertising and marketing services (0.2%)
Outfront Media Capital, LLC/Outfront Media
Capital Corp. company guaranty sr. unsec.
sub. notes 5.875%, 3/15/25	$145,000	$142,463
Outfront Media Capital, LLC/Outfront Media
Capital Corp. company guaranty sr. unsec.
sub. notes 5.625%, 2/15/24	140,000	138,600
		281,063
Automotive (0.4%)
Navistar International Corp. 144A sr. unsec.
notes 6.625%, 11/1/25	720,000	694,800
		694,800
Broadcasting (2.4%)
CBS Radio, Inc. 144A company guaranty sr. unsec.
notes 7.25%, 11/1/24	655,000	609,106
Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. unsub. notes 6.50%, 11/15/22	270,000	270,000
Gray Escrow, Inc. 144A sr. unsec. notes 7.00%,
5/15/27	260,000	253,024
Gray Television, Inc. 144A company
guaranty sr. unsec. notes 5.875%, 7/15/26	180,000	167,814
iHeartCommunications, Inc. company
guaranty sr. notes 9.00%,
12/15/19 (In default) †	575,000	385,250
Nexstar Broadcasting, Inc. 144A company
guaranty sr. unsec. notes 5.625%, 8/1/24	785,000	733,975
Sinclair Television Group, Inc. 144A company
guaranty sr. unsec. sub. notes 5.625%, 8/1/24	515,000	482,813
Sirius XM Radio, Inc. 144A sr. unsec.
bonds 5.00%, 8/1/27	660,000	603,075
Townsquare Media, Inc. 144A company
guaranty sr. unsec. notes 6.50%, 4/1/23	355,000	326,600
Univision Communications, Inc. 144A company
guaranty sr. sub. notes 5.125%, 2/15/25	465,000	408,038
		4,239,695
Building materials (1.2%)
American Builders & Contractors Supply Co., Inc.
144A company guaranty sr. unsec. notes 5.875%,
5/15/26	100,000	94,750
American Builders & Contractors Supply Co., Inc.
144A sr. unsec. notes 5.75%, 12/15/23	235,000	232,650
Jeld-Wen, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 12/15/27	320,000	270,400
Jeld-Wen, Inc. 144A company guaranty sr. unsec.
notes 4.625%, 12/15/25	135,000	118,125
Standard Industries, Inc. 144A sr. unsec.
notes 6.00%, 10/15/25	255,000	244,571
Standard Industries, Inc. 144A sr. unsec.
notes 5.375%, 11/15/24	335,000	314,481
Standard Industries, Inc. 144A sr. unsec.
notes 5.00%, 2/15/27	320,000	280,000
Standard Industries, Inc. 144A sr. unsec.
notes 4.75%, 1/15/28	30,000	25,200
Werner FinCo LP/Werner FinCo, Inc. 144A company
guaranty sr. unsec. notes 8.75%, 7/15/25	540,000	481,950
		2,062,127
Cable television (5.6%)
Altice Luxembourg SA 144A company
guaranty sr. unsec. notes 7.75%, 5/15/22
(Luxembourg)	1,090,000	993,263
Cablevision Systems Corp. sr. unsec.
unsub. notes 8.00%, 4/15/20	75,000	75,938

CORPORATE BONDS
AND NOTES (88.3%)* cont.	Principal amount	Value

Cable television cont.
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A
company guaranty sr. unsec. bonds 5.50%, 5/1/26	$450,000	$432,563
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A
company guaranty sr. unsec. notes 5.875%, 4/1/24	1,210,000	1,203,950
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A
sr. unsec. notes 5.75%, 2/15/26	215,000	210,700
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A
sr. unsec. unsub. notes 5.125%, 5/1/23	255,000	247,988
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%,
6/1/24	1,085,000	994,131
CSC Holdings, LLC sr. unsec. unsub. notes 6.75%,
11/15/21	180,000	185,400
CSC Holdings, LLC 144A sr. unsec. notes 7.75%,
7/15/25	505,000	512,575
CSC Holdings, LLC 144A sr. unsec. notes 7.50%,
4/1/28	655,000	653,363
CSC Holdings, LLC 144A sr. unsec. notes 5.125%,
12/15/21	560,000	548,800
CSC Holdings, LLC 144A sr. unsec.
unsub. notes 10.875%, 10/15/25	200,000	224,750
CSC Holdings, LLC 144A sr. unsec.
unsub. notes 10.125%, 1/15/23	325,000	349,781
DISH DBS Corp. company guaranty sr. unsec.
unsub. notes 5.875%, 11/15/24	1,020,000	821,100
Quebecor Media, Inc. sr. unsec.
unsub. notes 5.75%, 1/15/23 (Canada)	110,000	110,550
SFR Group SA 144A company
guaranty sr. notes 7.375%, 5/1/26 (France)	510,000	467,925
SFR Group SA 144A sr. bonds 6.25%, 5/15/24
(France)	230,000	214,475
Unitymedia GmbH 144A company
guaranty sr. notes 6.125%, 1/15/25 (Germany)	200,000	200,250
Videotron, Ltd. company guaranty sr. unsec.
unsub. notes 5.00%, 7/15/22 (Canada)	480,000	480,000
Videotron, Ltd./Videotron Ltee. 144A sr. unsec.
notes 5.125%, 4/15/27 (Canada)	325,000	307,125
Virgin Media Finance PLC 144A company
guaranty sr. unsec. unsub. notes 5.75%, 1/15/25
(United Kingdom)	540,000	507,616
		9,742,243
Capital goods (5.5%)
Allison Transmission, Inc. 144A company
guaranty sr. unsec. notes 4.75%, 10/1/27	535,000	476,150
ARD Securities Finance SARL 144A sr. notes 8.75%,
1/31/23 (Luxembourg) ‡‡	209,138	177,767
Ardagh Packaging Finance PLC/Ardagh Holdings
USA, Inc. 144A company guaranty sr. unsec.
notes 7.25%, 5/15/24 (Ireland)	680,000	674,900
Ardagh Packaging Finance PLC/Ardagh Holdings
USA, Inc. 144A company guaranty sr. unsec.
notes 6.00%, 2/15/25 (Ireland)	285,000	263,089
ATS Automation Tooling Systems, Inc. 144A
sr. unsec. notes 6.50%, 6/15/23 (Canada)	395,000	404,381
Berry Global, Inc. 144A notes 4.50%, 2/15/26	110,000	100,650
Bombardier, Inc. 144A sr. unsec. notes 8.75%,
12/1/21 (Canada)	150,000	154,125
Bombardier, Inc. 144A sr. unsec. notes 7.50%,
12/1/24 (Canada)	720,000	678,600
Briggs & Stratton Corp. company
guaranty sr. unsec. notes 6.875%, 12/15/20	380,000	386,175
Covanta Holding Corp. sr. unsec. notes 6.00%,
1/1/27	165,000	147,675

6 Putnam VT High Yield Fund

CORPORATE BONDS
AND NOTES (88.3%)* cont.	Principal amount		Value

Capital goods cont.
Crown Americas, LLC/Crown Americas Capital Corp.
VI 144A company guaranty sr. unsec. notes 4.75%,
2/1/26		$220,000	$207,350
Crown Cork & Seal Co., Inc. company
guaranty sr. unsec. bonds 7.375%, 12/15/26		305,000	324,825
GFL Environmental, Inc. 144A sr. unsec.
notes 5.375%, 3/1/23 (Canada)		210,000	184,800
Great Lakes Dredge & Dock Corp. company
guaranty sr. unsec. notes 8.00%, 5/15/22		560,000	569,100
Hulk Finance Corp. 144A sr. unsec. notes 7.00%,
6/1/26 (Canada)		620,000	539,400
MasTec, Inc. company guaranty sr. unsec.
unsub. notes 4.875%, 3/15/23		245,000	237,650
Oshkosh Corp. company guaranty sr. unsec.
sub. notes 5.375%, 3/1/25		205,000	204,488
Park-Ohio Industries, Inc. company
guaranty sr. unsec. notes 6.625%, 4/15/27		220,000	209,000
RBS Global, Inc./Rexnord, LLC 144A sr. unsec.
notes 4.875%, 12/15/25		350,000	317,625
Resideo Funding, Inc. 144A company
guaranty sr. unsec. notes 6.125%, 11/1/26		230,000	226,550
Stevens Holding Co, Inc. 144A company
guaranty sr. unsec. notes 6.125%, 10/1/26		490,000	482,650
Tennant Co. company guaranty sr. unsec.
unsub. notes 5.625%, 5/1/25		295,000	278,038
Titan Acquisition, Ltd./Titan Co-Borrower, LLC
144A sr. unsec. notes 7.75%, 4/15/26 (Canada)		460,000	393,300
TransDigm, Inc. company guaranty sr. unsec.
sub. notes 6.50%, 5/15/25		170,000	162,350
TransDigm, Inc. company guaranty sr. unsec.
sub. notes 6.375%, 6/15/26		760,000	706,800
Trident Merger Sub, Inc. 144A sr. unsec.
notes 6.625%, 11/1/25		245,000	218,050
Vertiv Group Corp. 144A sr. unsec. notes 9.25%,
10/15/24		380,000	349,600
Vertiv Intermediate Holding Corp. 144A sr. unsec.
notes 12.00%, 2/15/22 ‡‡		140,000	128,800
Wabash National Corp. 144A company
guaranty sr. unsec. notes 5.50%, 10/1/25		520,000	445,250
			9,649,138
Chemicals (3.7%)
Alpha 2 BV 144A sr. unsec. notes 8.75%, 6/1/23
(Netherlands) ‡‡		310,000	296,825
Alpha 3 BV/Alpha US Bidco, Inc. 144A company
guaranty sr. unsec. notes 6.25%, 2/1/25
(Netherlands)		400,000	376,500
Axalta Coating Systems, LLC 144A company
guaranty sr. unsec. unsub. notes 4.875%, 8/15/24		235,000	222,075
CF Industries, Inc. company guaranty sr. unsec.
bonds 4.95%, 6/1/43		425,000	329,375
Chemours Co. (The) company guaranty sr. unsec.
notes 5.375%, 5/15/27		215,000	193,500
Chemours Co. (The) company guaranty sr. unsec.
unsub. notes 7.00%, 5/15/25		345,000	347,588
Compass Minerals International, Inc. 144A company
guaranty sr. unsec. notes 4.875%, 7/15/24		690,000	621,000
Cornerstone Chemical Co. 144A company
guaranty sr. notes 6.75%, 8/15/24		85,000	74,588
Diamond (BC) BV 144A sr. unsec. notes
5.625%, 8/15/25	EUR	400,000	389,271
GCP Applied Technologies, Inc. 144A sr. unsec.
notes 5.50%, 4/15/26		$850,000	828,750

CORPORATE BONDS
AND NOTES (88.3%)* cont.	Principal amount	Value

Chemicals cont.
Ingevity Corp. 144A sr. unsec. notes 4.50%, 2/1/26	$455,000	$411,775
Kraton Polymers, LLC/Kraton Polymers
Capital Corp. 144A company guaranty sr. unsec.
notes 7.00%, 4/15/25	190,000	174,800
PQ Corp. 144A company guaranty sr. unsec.
notes 5.75%, 12/15/25	435,000	402,919
Starfruit Finco BV/Starfruit US Holdco, LLC 144A
sr. unsec. notes 8.00%, 10/1/26 (Netherlands)	640,000	601,600
Syngenta Finance NV 144A company
guaranty sr. unsec. unsub. notes 5.182%, 4/24/28
(Switzerland)	390,000	361,666
Syngenta Finance NV 144A company
guaranty sr. unsec. unsub. notes 4.892%, 4/24/25
(Switzerland)	390,000	368,764
Tronox Finance PLC 144A company
guaranty sr. unsec. notes 5.75%, 10/1/25
(United Kingdom)	165,000	133,650
WR Grace & Co.- Conn. 144A company
guaranty sr. unsec. notes 5.625%, 10/1/24	330,000	328,350
		6,462,996
Commercial and consumer services (1.5%)
Carriage Services, Inc. 144A sr. unsec.
notes 6.625%, 6/1/26	325,000	318,500
Gartner, Inc. 144A company guaranty sr. unsec.
notes 5.125%, 4/1/25	370,000	359,133
IHS Markit, Ltd. sr. unsec. sub. bonds 4.75%,
8/1/28 (United Kingdom)	165,000	161,073
IHS Markit, Ltd. 144A company
guaranty notes 4.75%, 2/15/25 (United Kingdom)	500,000	493,750
IHS Markit, Ltd. 144A company guaranty sr. unsec.
notes 4.00%, 3/1/26 (United Kingdom)	95,000	89,063
Iron Mountain, Inc. 144A company
guaranty sr. unsec. bonds 5.25%, 3/15/28 R	180,000	158,850
Iron Mountain, Inc. 144A company
guaranty sr. unsec. notes 4.875%, 9/15/27 R	575,000	500,250
Refinitiv US Holdings, Inc. 144A company
guaranty sr. notes 6.25%, 5/15/26	145,000	139,925
Sabre GLBL, Inc. 144A company
guaranty sr. notes 5.375%, 4/15/23	460,000	457,700
		2,678,244
Construction (2.6%)
Beacon Escrow Corp. 144A sr. unsec. notes 4.875%,
11/1/25	415,000	364,681
Beacon Roofing Supply, Inc. company
guaranty sr. unsec. unsub. notes 6.375%, 10/1/23	175,000	173,250
BMC East, LLC 144A company
guaranty sr. notes 5.50%, 10/1/24	515,000	480,238
Builders FirstSource, Inc. 144A company
guaranty sr. unsub. notes 5.625%, 9/1/24	485,000	449,838
Cemex Finance, LLC 144A company
guaranty sr. notes 6.00%, 4/1/24 (Mexico)	615,000	611,150
Cemex SAB de CV 144A company
guaranty sr. sub. notes 5.70%, 1/11/25 (Mexico)	200,000	191,500
CPG Merger Sub, LLC 144A company
guaranty sr. unsec. notes 8.00%, 10/1/21	255,000	247,350
James Hardie International Finance DAC 144A
sr. unsec. bonds 5.00%, 1/15/28 (Ireland)	200,000	171,000
Pisces Midco, Inc. 144A sr. notes 8.00%, 4/15/26	365,000	332,150
TopBuild Corp. 144A company guaranty sr. unsec.
notes 5.625%, 5/1/26	420,000	384,300
U.S. Concrete, Inc. company guaranty sr. unsec.
unsub. notes 6.375%, 6/1/24	419,000	385,480

Putnam VT High Yield Fund 7

CORPORATE BONDS
AND NOTES (88.3%)* cont.	Principal amount	Value

Construction cont.
USG Corp. 144A company guaranty sr. unsec.
bonds 4.875%, 6/1/27	$505,000	$508,788
USG Corp. 144A company guaranty sr. unsec.
notes 5.50%, 3/1/25	335,000	337,513
		4,637,238
Consumer (0.3%)
Spectrum Brands, Inc. company guaranty sr. unsec.
notes 5.75%, 7/15/25	220,000	208,934
Spectrum Brands, Inc. company guaranty sr. unsec.
unsub. notes 6.125%, 12/15/24	300,000	288,750
		497,684
Consumer staples (4.6%)
1011778 BC ULC/New Red Finance, Inc. 144A company
guaranty notes 5.00%, 10/15/25 (Canada)	510,000	464,100
1011778 BC ULC/New Red Finance, Inc. 144A company
guaranty sr. notes 4.625%, 1/15/22 (Canada)	240,000	231,600
1011778 BC ULC/New Red Finance, Inc. 144A company
guaranty sr. sub. notes 4.25%, 5/15/24 (Canada)	370,000	340,400
Ascend Learning, LLC 144A sr. unsec.
notes 6.875%, 8/1/25	460,000	440,450
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	400,000	360,000
Brand Energy & Infrastructure Services, Inc. 144A
sr. unsec. notes 8.50%, 7/15/25	480,000	409,200
CEC Entertainment, Inc. company
guaranty sr. unsec. sub. notes 8.00%, 2/15/22	655,000	573,125
Dean Foods Co. 144A company guaranty sr. unsec.
notes 6.50%, 3/15/23	680,000	547,400
Fresh Market, Inc. (The) 144A company
guaranty sr. notes 9.75%, 5/1/23	375,000	270,000
Golden Nugget, Inc. 144A company
guaranty sr. unsec. sub. notes 8.75%, 10/1/25	475,000	456,000
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%,
10/15/24	500,000	471,250
Itron, Inc. 144A company guaranty sr. unsec.
notes 5.00%, 1/15/26	480,000	439,200
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell
of America, LLC 144A company guaranty sr. unsec.
notes 5.25%, 6/1/26	405,000	391,838
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell
of America, LLC 144A company guaranty sr. unsec.
notes 5.00%, 6/1/24	405,000	390,825
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell
of America, LLC 144A company guaranty sr. unsec.
notes 4.75%, 6/1/27	240,000	223,200
Lamb Weston Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes 4.875%, 11/1/26	490,000	470,400
Lamb Weston Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes 4.625%, 11/1/24	120,000	116,700
Match Group, Inc. 144A sr. unsec. bonds 5.00%,
12/15/27	325,000	298,188
Netflix, Inc. sr. unsec. notes 4.875%, 4/15/28	340,000	310,250
Netflix, Inc. 144A sr. unsec. bonds 6.375%,
5/15/29	170,000	167,663
Netflix, Inc. 144A sr. unsec.
unsub. bonds 5.875%, 11/15/28	230,000	223,491
Rite Aid Corp. 144A company guaranty sr. unsec.
unsub. notes 6.125%, 4/1/23	570,000	450,300
		8,045,580
Energy (oil field) (1.5%)
Apergy Corp. company guaranty sr. unsec.
notes 6.375%, 5/1/26	490,000	475,300
Ensco PLC sr. unsec. notes 7.75%, 2/1/26
(United Kingdom)	305,000	225,700

CORPORATE BONDS
AND NOTES (88.3%)* cont.	Principal amount	Value

Energy (oil field) cont.
FTS International, Inc. company
guaranty sr. notes 6.25%, 5/1/22	$200,000	$177,000
Nabors Industries, Inc. company
guaranty sr. unsec. notes 5.75%, 2/1/25	575,000	435,315
Nabors Industries, Inc. company
guaranty sr. unsec. notes 5.50%, 1/15/23	50,000	39,686
Nine Energy Service, Inc. 144A sr. unsec.
notes 8.75%, 11/1/23	160,000	152,000
SESI, LLC company guaranty sr. unsec.
notes 7.75%, 9/15/24	460,000	365,700
SESI, LLC company guaranty sr. unsec.
unsub. notes 7.125%, 12/15/21	165,000	140,250
Seventy Seven Energy, Inc. escrow sr. unsec.
notes 6.50%, 7/15/22 F	345,000	35
Seventy Seven Operating, LLC escrow company
guaranty sr. unsec. unsub. notes 6.625%,
11/15/19 F	770,000	77
USA Compression Partners LP/USA Compression
Finance Corp. 144A sr. unsec. notes 6.875%,
4/1/26	495,000	475,200
Weatherford International, Ltd. company
guaranty sr. unsec. sub. notes 9.875%, 2/15/24	370,000	225,700
		2,711,963
Entertainment (2.0%)
AMC Entertainment Holdings, Inc. company
guaranty sr. unsec. notes 6.125%, 5/15/27	330,000	282,150
AMC Entertainment Holdings, Inc. company
guaranty sr. unsec. sub. notes 5.875%, 11/15/26	370,000	317,275
AMC Entertainment Holdings, Inc. company
guaranty sr. unsec. sub. notes 5.75%, 6/15/25	420,000	369,600
Cinemark USA, Inc. company guaranty sr. unsec.
notes 5.125%, 12/15/22	85,000	83,725
Cinemark USA, Inc. company guaranty sr. unsec.
sub. notes 4.875%, 6/1/23	160,000	153,600
Constellation Merger Sub, Inc. 144A sr. unsec.
notes 8.50%, 9/15/25	830,000	744,925
Live Nation Entertainment, Inc. 144A company
guaranty sr. unsec. notes 4.875%, 11/1/24	290,000	275,500
Live Nation Entertainment, Inc. 144A company
guaranty sr. unsec. sub. notes 5.625%, 3/15/26	325,000	317,688
Six Flags Entertainment Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 4/15/27	780,000	735,150
Six Flags Entertainment Corp. 144A company
guaranty sr. unsec. unsub. notes 4.875%, 7/31/24	330,000	311,025
		3,590,638
Financials (9.3%)
Alliance Data Systems Corp. 144A company
guaranty sr. unsec. notes 5.375%, 8/1/22	490,000	477,750
Alliant Holdings Intermediate, LLC 144A
sr. unsec. notes 8.25%, 8/1/23	275,000	270,875
Ally Financial, Inc. company guaranty sr. unsec.
notes 8.00%, 11/1/31	1,260,000	1,398,600
Ally Financial, Inc. sub. unsec. notes 5.75%,
11/20/25	180,000	179,100
American International Group, Inc. jr. unsec.
sub. FRB 8.175%, 5/15/58	360,000	410,400
Bank of America Corp. jr. unsec. sub. FRN
Ser. AA, 6.10%, perpetual maturity	215,000	212,850
Bank of America Corp. jr. unsec. sub. FRN Ser. Z,
6.50%, perpetual maturity	270,000	273,375
CIT Group, Inc. sr. unsec. sub. notes 5.00%,
8/1/23	600,000	588,000

8 Putnam VT High Yield Fund

CORPORATE BONDS
AND NOTES (88.3%)* cont.	Principal amount		Value

Financials cont.
CIT Group, Inc. sr. unsec. unsub. notes 5.25%,
3/7/25		$220,000	$215,050
CIT Group, Inc. sr. unsec. unsub. notes 5.00%,
8/15/22		55,000	54,244
CNG Holdings, Inc. 144A sr. notes 9.375%, 5/15/20		560,000	523,600
CNO Financial Group, Inc. sr. unsec.
unsub. notes 5.25%, 5/30/25		470,000	447,675
Credit Acceptance Corp. company
guaranty sr. unsec. notes 7.375%, 3/15/23		265,000	270,300
Credit Acceptance Corp. company
guaranty sr. unsec. notes 6.125%, 2/15/21		65,000	64,838
Credit Suisse Group AG 144A jr. unsec. sub. FRN
6.25%, perpetual maturity (Switzerland)		500,000	471,875
Dresdner Funding Trust I 144A jr. unsec.
sub. notes 8.151%, 6/30/31		150,000	180,675
ESH Hospitality, Inc. 144A company
guaranty sr. unsec. notes 5.25%, 5/1/25 R		545,000	506,850
Fairfax Financial Holdings, Ltd. 144A sr. unsec.
notes 4.85%, 4/17/28 (Canada)		205,000	196,982
Freedom Mortgage Corp. 144A sr. unsec.
notes 8.25%, 4/15/25		295,000	252,225
Freedom Mortgage Corp. 144A sr. unsec.
notes 8.125%, 11/15/24		455,000	390,163
GLP Capital LP/GLP Financing II, Inc. company
guaranty sr. unsec. notes 5.25%, 6/1/25		295,000	292,788
GLP Capital LP/GLP Financing II, Inc. company
guaranty sr. unsec. unsub. notes 5.375%, 4/15/26		245,000	242,307
goeasy, Ltd. 144A company guaranty sr. unsec.
notes 7.875%, 11/1/22 (Canada)		280,000	283,500
HUB International, Ltd. 144A sr. unsec.
notes 7.00%, 5/1/26		410,000	370,025
Icahn Enterprises LP/Icahn Enterprises
Finance Corp. company guaranty sr. unsec.
notes 6.75%, 2/1/24		300,000	297,000
Icahn Enterprises LP/Icahn Enterprises
Finance Corp. company guaranty sr. unsec.
notes 6.25%, 2/1/22		290,000	286,375
Icahn Enterprises LP/Icahn Enterprises
Finance Corp. company guaranty sr. unsec.
notes 5.875%, 2/1/22		235,000	230,300
iStar, Inc. sr. unsec. notes 6.00%, 4/1/22 R		185,000	178,988
iStar, Inc. sr. unsec. unsub. notes 5.25%,
9/15/22 R		45,000	42,071
Liberty Mutual Group, Inc. 144A company
guaranty jr. unsec. sub. bonds 7.80%, 3/15/37		150,000	163,500
Lloyds Bank PLC jr. unsec. sub. FRN Ser.
EMTN, 13.00%, perpetual maturity
(United Kingdom)	GBP	115,000	234,954
Lloyds Banking Group PLC jr. unsec. sub. FRB
7.50%, perpetual maturity (United Kingdom)		$328,000	316,454
LPL Holdings, Inc. 144A company
guaranty sr. unsec. notes 5.75%, 9/15/25		630,000	590,625
MGM Growth Properties Operating Partnership
LP/MGP Finance Co-Issuer, Inc. company
guaranty sr. unsec. notes 5.625%, 5/1/24 R		205,000	202,950
MGM Growth Properties Operating Partnership
LP/MGP Finance Co-Issuer, Inc. company
guaranty sr. unsec. notes 4.50%, 1/15/28 R		150,000	131,250
Provident Funding Associates LP/PFG Finance Corp.
144A sr. unsec. notes 6.375%, 6/15/25		505,000	454,500

CORPORATE BONDS
AND NOTES (88.3%)* cont.	Principal amount	Value

Financials cont.
Royal Bank of Scotland Group PLC jr. unsec.
sub. FRB 7.648%, perpetual maturity
(United Kingdom)	$675,000	$827,719
Springleaf Finance Corp. company
guaranty sr. unsec. sub. notes 7.125%, 3/15/26	160,000	142,800
Springleaf Finance Corp. company
guaranty sr. unsec. unsub. notes 6.875%, 3/15/25	330,000	295,350
Springleaf Finance Corp. company
guaranty sr. unsec. unsub. notes 6.125%, 5/15/22	215,000	208,488
Starwood Property Trust, Inc. sr. unsec.
notes 4.75%, 3/15/25 R	420,000	378,000
Stearns Holdings, Inc. 144A company
guaranty sr. notes 9.375%, 8/15/20	557,000	522,884
TMX Finance, LLC/TitleMax Finance Corp. 144A
sr. notes 11.125%, 4/1/23	340,000	273,598
Travelport Corporate Finance PLC 144A company
guaranty sr. notes 6.00%, 3/15/26
(United Kingdom)	715,000	722,150
USIS Merger Sub, Inc. 144A sr. unsec.
notes 6.875%, 5/1/25	430,000	394,783
Wand Merger Corp. 144A sr. unsec. notes 9.125%,
7/15/26	95,000	92,150
Wand Merger Corp. 144A sr. unsec. notes 8.125%,
7/15/23	300,000	293,250
WeWork Cos, Inc. 144A company guaranty sr. unsec.
notes 7.875%, 5/1/25	630,000	559,125
		16,413,311
Forest products and packaging (2.2%)
Boise Cascade Co. 144A company
guaranty sr. unsec. notes 5.625%, 9/1/24	695,000	651,563
BWAY Holding Co. 144A sr. notes 5.50%, 4/15/24	395,000	371,300
BWAY Holding Co. 144A sr. unsec. notes 7.25%,
4/15/25	740,000	664,150
Flex Acquisition Co., Inc. 144A sr. unsec.
notes 6.875%, 1/15/25	290,000	258,100
Louisiana-Pacific Corp. company
guaranty sr. unsec. unsub. notes 4.875%, 9/15/24	345,000	332,925
Mercer International, Inc. company
guaranty sr. unsec. notes 7.75%, 12/1/22
(Canada)	164,000	168,920
Mercer International, Inc. sr. unsec.
notes 6.50%, 2/1/24 (Canada)	255,000	249,263
Mercer International, Inc. sr. unsec.
notes 5.50%, 1/15/26 (Canada)	185,000	165,575
Mercer International, Inc. 144A sr. unsec.
notes 7.375%, 1/15/25 (Canada)	75,000	74,813
Smurfit Kappa Treasury Funding DAC company
guaranty sr. unsec. unsub. notes 7.50%, 11/20/25
(Ireland)	645,000	749,813
WPX Energy, Inc. 144A sr. unsec. notes 7.875%,
7/15/26	270,000	243,000
		3,929,422
Gaming and lottery (3.2%)
Boyd Gaming Corp. company guaranty sr. unsec.
notes 6.00%, 8/15/26	160,000	149,600
Boyd Gaming Corp. company guaranty sr. unsec.
unsub. notes 6.375%, 4/1/26	170,000	164,475
Cirsa Finance International SARL 144A
sr. notes 7.875%, 12/20/23 (Luxembourg)	200,000	197,560
CRC Escrow Issuer, LLC/CRC Finco, Inc. 144A
company guaranty sr. unsec. notes 5.25%,
10/15/25	615,000	528,900

Putnam VT High Yield Fund 9

CORPORATE BONDS
AND NOTES (88.3%)* cont.	Principal amount		Value

Gaming and lottery cont.
Delta Merger Sub., Inc. 144A sr. unsec.
notes 6.00%, 9/15/26		$60,000	$56,700
Eldorado Resorts, Inc. company
guaranty sr. unsec. unsub. notes 7.00%, 8/1/23		215,000	220,913
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp.
144A company guaranty notes 10.25%, 11/15/22		745,000	789,700
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp.
144A company guaranty sr. notes 6.75%, 11/15/21		590,000	595,900
Jacobs Entertainment, Inc. 144A notes 7.875%,
2/1/24		170,000	175,100
Penn National Gaming, Inc. 144A sr. unsec.
notes 5.625%, 1/15/27		340,000	304,300
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh
Finance Corp. 144A sr. notes 6.125%, 8/15/21		610,000	591,700
Scientific Games International, Inc. company
guaranty sr. unsec. notes 10.00%, 12/1/22		1,145,000	1,162,175
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp.
144A company guaranty sr. unsec.
sub. notes 5.25%, 5/15/27		780,000	686,400
			5,623,423
Health care (8.7%)
Air Medical Merger Sub Corp. 144A sr. unsec.
notes 6.375%, 5/15/23		680,000	567,800
ASP AMC Merger Sub, Inc. 144A sr. unsec.
notes 8.00%, 5/15/25		435,000	230,550
Bausch Health Cos., Inc. company
guaranty sr. unsec. notes Ser. REGS,
4.50%, 5/15/23	EUR	275,000	297,162
Bausch Health Cos., Inc. 144A company
guaranty sr. notes 5.50%, 11/1/25		$120,000	111,900
Bausch Health Cos., Inc. 144A company
guaranty sr. unsec. notes 9.00%, 12/15/25		320,000	318,400
Bausch Health Cos., Inc. 144A company
guaranty sr. unsec. notes 6.125%, 4/15/25		835,000	728,538
Bausch Health Cos., Inc. 144A company
guaranty sr. unsec. notes 5.875%, 5/15/23		120,000	111,000
Bausch Health Cos., Inc. 144A company
guaranty sr. unsub. notes 7.00%, 3/15/24		500,000	505,000
Bausch Health Cos., Inc. 144A company
guaranty sr. unsub. notes 6.50%, 3/15/22		165,000	165,825
BioScrip, Inc. company guaranty sr. unsec.
notes 8.875%, 2/15/21		395,000	368,338
Centene Corp. sr. unsec. unsub. notes 6.125%,
2/15/24		500,000	511,875
Centene Corp. sr. unsec. unsub. notes 4.75%,
5/15/22		350,000	345,625
Centene Escrow I Corp. 144A sr. unsec.
notes 5.375%, 6/1/26		160,000	155,600
CHS/Community Health Systems, Inc. company
guaranty sr. notes 6.25%, 3/31/23		870,000	790,656
CHS/Community Health Systems, Inc. company
guaranty sr. unsec. notes 6.875%, 2/1/22		997,000	453,635
CHS/Community Health Systems, Inc. 144A company
guaranty sub. notes 8.125%, 6/30/24		571,000	416,830
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A
company guaranty sr. unsec. unsub. notes 6.00%,
7/15/23 (Ireland)		400,000	304,000
Endo Finance, LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. unsub. notes 5.375%, 1/15/23		160,000	120,800
HCA, Inc. company guaranty sr. bonds 5.25%,
6/15/26		470,000	466,475

CORPORATE BONDS
AND NOTES (88.3%)* cont.	Principal amount	Value

Health care cont.
HCA, Inc. company guaranty sr. notes 6.50%,
2/15/20	$825,000	$845,625
HCA, Inc. company guaranty sr. sub. bonds 5.50%,
6/15/47	765,000	724,838
HCA, Inc. company guaranty sr. unsec.
unsub. notes 7.50%, 2/15/22	210,000	222,600
Jaguar Holding Co. II/Pharmaceutical Product
Development, LLC 144A company
guaranty sr. unsec. notes 6.375%, 8/1/23	490,000	468,930
Kinetic Concepts, Inc./KCI USA, Inc. 144A company
guaranty sub. notes 12.50%, 11/1/21	370,000	395,900
Mallinckrodt International Finance
SA/Mallinckrodt CB, LLC 144A company
guaranty sr. unsec. unsub. notes 5.50%, 4/15/25
(Luxembourg)	345,000	238,913
Molina Healthcare, Inc. company
guaranty sr. unsec. notes 5.375%, 11/15/22	350,000	337,750
Molina Healthcare, Inc. 144A company
guaranty sr. unsec. notes 4.875%, 6/15/25	90,000	82,125
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical
Diagnostics SA 144A sr. unsec. notes 6.625%,
5/15/22	815,000	733,500
Service Corp. International sr. unsec.
notes 5.375%, 1/15/22	540,000	541,350
Service Corp. International sr. unsec.
notes 4.625%, 12/15/27	125,000	117,500
Service Corp. International sr. unsec.
unsub. notes 5.375%, 5/15/24	575,000	569,250
Sotera Health Holdings, LLC 144A sr. unsec.
notes 6.50%, 5/15/23	310,000	296,825
Tenet Healthcare Corp. company
guaranty sr. sub. notes 6.00%, 10/1/20	715,000	723,938
Tenet Healthcare Corp. sr. unsec. notes 8.125%,
4/1/22	245,000	245,613
Teva Pharmaceutical Finance Netherlands III BV
company guaranty sr. unsec. notes 6.75%, 3/1/28
(Israel)	465,000	450,558
Teva Pharmaceutical Finance Netherlands III BV
company guaranty sr. unsec. notes 6.00%, 4/15/24
(Israel)	300,000	288,964
Valeant Pharmaceuticals International, Inc. 144A
company guaranty sr. unsec. notes 9.25%, 4/1/26	370,000	370,000
Valeant Pharmaceuticals International, Inc. 144A
sr. unsec. notes 8.50%, 1/31/27	325,000	314,438
WellCare Health Plans, Inc. sr. unsec.
notes 5.25%, 4/1/25	220,000	211,750
WellCare Health Plans, Inc. 144A sr. unsec.
notes 5.375%, 8/15/26	130,000	125,450
		15,275,826
Homebuilding (1.8%)
Howard Hughes Corp. (The) 144A sr. unsec.
notes 5.375%, 3/15/25	670,000	629,800
Lennar Corp. company guaranty sr. unsec.
sub. notes 5.875%, 11/15/24	250,000	250,000
Lennar Corp. company guaranty sr. unsec.
unsub. notes 4.75%, 4/1/21	70,000	69,388
Mattamy Group Corp. 144A sr. unsec. notes 6.875%,
12/15/23 (Canada)	400,000	373,500
Mattamy Group Corp. 144A sr. unsec. notes 6.50%,
10/1/25 (Canada)	145,000	131,769
PulteGroup, Inc. company guaranty sr. unsec.
unsub. notes 7.875%, 6/15/32	630,000	652,050

10 Putnam VT High Yield Fund

CORPORATE BONDS
AND NOTES (88.3%)* cont.	Principal amount	Value

Homebuilding cont.
TRI Pointe Group, Inc./TRI Pointe Homes, Inc.
company guaranty sr. unsec. unsub. notes 5.875%,
6/15/24	$405,000	$361,463
Weekley Homes, LLC/Weekley Finance Corp.
sr. unsec. notes 6.00%, 2/1/23	665,000	621,775
		3,089,745
Lodging/Tourism (0.9%)
Diamond Resorts International, Inc. 144A
sr. notes 7.75%, 9/1/23	300,000	288,000
Hilton Worldwide Finance, LLC/Hilton Worldwide
Finance Corp. company guaranty sr. unsec.
notes 4.875%, 4/1/27	535,000	501,563
MGM Resorts International company
guaranty sr. unsec. unsub. notes 8.625%, 2/1/19	95,000	95,119
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse
HSP Gaming Finance Corp. 144A company
guaranty sr. unsub. notes 5.875%, 5/15/25	370,000	345,950
Wyndham Hotels & Resorts, Inc. 144A company
guaranty sr. unsec. notes 5.375%, 4/15/26	295,000	283,200
		1,513,832
Media (1.0%)
Lions Gate Capital Holdings, LLC 144A company
guaranty sr. unsec. notes 5.875%, 11/1/24	485,000	478,938
Nielsen Co. Luxembourg SARL (The) 144A company
guaranty sr. unsec. notes 5.00%, 2/1/25
(Luxembourg)	215,000	201,025
Nielsen Finance, LLC/Nielsen Finance Co. 144A
company guaranty sr. unsec. sub. notes 5.00%,
4/15/22	610,000	582,550
WMG Acquisition Corp. 144A company
guaranty sr. notes 5.00%, 8/1/23	390,000	379,275
WMG Acquisition Corp. 144A company
guaranty sr. unsec. notes 5.50%, 4/15/26	110,000	105,050
		1,746,838
Metals (3.7%)
Allegheny Technologies, Inc. sr. unsec.
unsub. notes 7.875%, 8/15/23	320,000	326,400
Allegheny Technologies, Inc. sr. unsec.
unsub. notes 5.95%, 1/15/21	200,000	196,000
ArcelorMittal SA sr. unsec. unsub. bonds 6.125%,
6/1/25 (France)	80,000	83,500
ArcelorMittal SA sr. unsec. unsub. notes 7.00%,
10/15/39 (France)	395,000	416,172
Big River Steel, LLC/BRS Finance Corp. 144A
company guaranty sr. notes 7.25%, 9/1/25	605,000	600,463
Cleveland-Cliffs, Inc. company
guaranty sr. unsec. notes 5.75%, 3/1/25	120,000	108,000
Constellium NV 144A company guaranty sr. unsec.
notes 5.875%, 2/15/26 (Netherlands)	250,000	225,313
Constellium NV 144A company guaranty sr. unsec.
notes 5.75%, 5/15/24 (Netherlands)	315,000	290,588
Constellium NV 144A sr. unsec. notes 6.625%,
3/1/25 (Netherlands)	250,000	233,750
First Quantum Minerals, Ltd. 144A company
guaranty sr. unsec. notes 6.875%, 3/1/26 (Canada)	360,000	288,900
Freeport-McMoRan, Inc. company
guaranty sr. unsec. notes 6.875%, 2/15/23
(Indonesia)	405,000	417,656
Freeport-McMoRan, Inc. company
guaranty sr. unsec. unsub. notes 5.45%, 3/15/43
(Indonesia)	175,000	133,219
HudBay Minerals, Inc. 144A company
guaranty sr. unsec. notes 7.625%, 1/15/25
(Canada)	355,000	347,013

CORPORATE BONDS
AND NOTES (88.3%)* cont.	Principal amount	Value

Metals cont.
Joseph T Ryerson & Son, Inc. 144A
sr. notes 11.00%, 5/15/22	$180,000	$181,350
New Gold, Inc. 144A company guaranty sr. unsec.
unsub. notes 6.25%, 11/15/22 (Canada)	170,000	142,375
Novelis Corp. 144A company guaranty sr. unsec.
bonds 5.875%, 9/30/26	675,000	597,375
Novelis Corp. 144A company guaranty sr. unsec.
notes 6.25%, 8/15/24	365,000	343,100
Steel Dynamics, Inc. company guaranty sr. unsec.
notes 5.00%, 12/15/26	160,000	151,600
Steel Dynamics, Inc. company guaranty sr. unsec.
notes 4.125%, 9/15/25	125,000	114,844
Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 5.50%, 10/1/24	265,000	262,350
Teck Resources, Ltd. company guaranty sr. unsec.
unsub. notes 3.75%, 2/1/23 (Canada)	170,000	161,925
TMS International Corp. 144A sr. unsec.
notes 7.25%, 8/15/25	515,000	481,525
Zekelman Industries, Inc. 144A company
guaranty sr. notes 9.875%, 6/15/23	415,000	436,788
		6,540,206
Oil and gas (10.5%)
Aker BP ASA 144A sr. unsec. notes 5.875%, 3/31/25
(Norway)	205,000	204,488
Alta Mesa Holdings LP/Alta Mesa Finance
Services Corp. company guaranty sr. unsec.
notes 7.875%, 12/15/24	785,000	486,700
Antero Resources Corp. company
guaranty sr. unsec. notes 5.625%, 6/1/23	185,000	175,750
Antero Resources Corp. company
guaranty sr. unsec. sub. notes 5.125%, 12/1/22	275,000	258,500
Ascent Resources Utica Holdings, LLC/ARU
Finance Corp. 144A sr. unsec. notes 10.00%,
4/1/22	159,000	162,625
Ascent Resources Utica Holdings, LLC/ARU
Finance Corp. 144A sr. unsec. notes 7.00%,
11/1/26	130,000	117,650
Baytex Energy Corp. 144A company guaranty
sr. unsec. sub. notes 5.625%, 6/1/24 (Canada)	165,000	142,725
California Resources Corp. company
guaranty sr. unsec. sub. notes 5.00%, 1/15/20	315,000	277,200
California Resources Corp. 144A company
guaranty notes 8.00%, 12/15/22	281,000	190,378
Cheniere Corpus Christi Holdings, LLC company
guaranty sr. notes 5.875%, 3/31/25	730,000	726,350
Cheniere Corpus Christi Holdings, LLC company
guaranty sr. notes 5.125%, 6/30/27	450,000	424,823
Chesapeake Energy Corp. company
guaranty sr. unsec. notes 8.00%, 6/15/27	155,000	130,200
Chesapeake Energy Corp. company
guaranty sr. unsec. notes 8.00%, 1/15/25	440,000	388,300
Chesapeake Energy Corp. company
guaranty sr. unsec. notes 5.75%, 3/15/23	505,000	435,563
Comstock Escrow Corp. 144A sr. unsec.
notes 9.75%, 8/15/26	485,000	409,825
Continental Resources, Inc. company
guaranty sr. unsec. bonds 4.90%, 6/1/44	295,000	261,096
Continental Resources, Inc. company
guaranty sr. unsec. notes 3.80%, 6/1/24	220,000	208,267
Covey Park Energy, LLC/Covey Park Finance Corp.
144A company guaranty sr. unsec. notes 7.50%,
5/15/25	585,000	503,100

Putnam VT High Yield Fund 11

CORPORATE BONDS
AND NOTES (88.3%)* cont.	Principal amount	Value

Oil and gas cont.
CrownRock LP/CrownRock Finance, Inc. 144A
sr. unsec. notes 5.625%, 10/15/25	$405,000	$364,500
DCP Midstream Operating LP company
guaranty sr. unsec. unsub. notes 5.375%, 7/15/25	160,000	156,400
DCP Midstream Operating LP 144A company
guaranty sr. unsec. unsub. bonds 6.75%, 9/15/37	205,000	201,925
Denbury Resources, Inc. company
guaranty sr. unsec. sub. notes 6.375%, 8/15/21	295,000	214,613
Denbury Resources, Inc. 144A company
guaranty notes 9.00%, 5/15/21	324,000	301,320
Denbury Resources, Inc. 144A notes 7.50%, 2/15/24	160,000	128,800
Diamondback Energy, Inc. company
guaranty sr. unsec. unsub. notes 5.375%, 5/31/25	735,000	716,625
Diamondback Energy, Inc. company
guaranty sr. unsec. unsub. notes 4.75%, 11/1/24	195,000	188,175
Endeavor Energy Resources LP/EER Finance, Inc.
144A sr. unsec. bonds 5.75%, 1/30/28	595,000	606,900
Endeavor Energy Resources LP/EER Finance, Inc.
144A sr. unsec. notes 5.50%, 1/30/26	205,000	208,588
Energy Transfer Partners LP jr. unsec. sub. FRB
Ser. B, 6.625%, perpetual maturity	825,000	680,625
EP Energy, LLC/Everest Acquisition Finance, Inc.
company guaranty sr. unsec. sub. notes 9.375%,
5/1/20	266,000	199,500
EP Energy, LLC/Everest Acquisition Finance, Inc.
144A company guaranty notes 9.375%, 5/1/24	424,000	188,680
EP Energy, LLC/Everest Acquisition Finance, Inc.
144A company guaranty notes 8.00%, 2/15/25	265,000	109,313
EP Energy, LLC/Everest Acquisition Finance, Inc.
144A company guaranty sr. notes 8.00%, 11/29/24	155,000	115,475
EP Energy, LLC/Everest Acquisition Finance, Inc.
144A company guaranty sr. notes 7.75%, 5/15/26	325,000	287,625
Hess Infrastructure Partners LP/Hess
Infrastructure Partners Finance Corp. 144A
sr. unsec. notes 5.625%, 2/15/26	635,000	614,363
Holly Energy Partners LP/Holly Energy
Finance Corp. 144A company guaranty sr. unsec.
notes 6.00%, 8/1/24	635,000	615,950
Indigo Natural Resources, LLC 144A sr. unsec.
notes 6.875%, 2/15/26	395,000	339,700
Jagged Peak Energy, LLC 144A company
guaranty sr. unsec. notes 5.875%, 5/1/26	400,000	372,000
MEG Energy Corp. 144A company guaranty sr. unsec.
notes 7.00%, 3/31/24 (Canada)	80,000	76,400
MEG Energy Corp. 144A company guaranty sr. unsec.
notes 6.375%, 1/30/23 (Canada)	250,000	236,250
MEG Energy Corp. 144A notes 6.50%, 1/15/25
(Canada)	455,000	461,825
Newfield Exploration Co. sr. unsec.
unsub. notes 5.75%, 1/30/22	5,000	5,063
Newfield Exploration Co. sr. unsec.
unsub. notes 5.375%, 1/1/26	420,000	411,600
Noble Holding International, Ltd. company
guaranty sr. unsec. unsub. notes 7.75%, 1/15/24	255,000	193,163
Noble Holding International, Ltd. 144A company
guaranty sr. unsec. notes 7.875%, 2/1/26	200,000	170,500
Oasis Petroleum, Inc. company guaranty sr. unsec.
sub. notes 6.875%, 1/15/23	410,000	381,300
Oasis Petroleum, Inc. company guaranty sr. unsec.
unsub. notes 6.875%, 3/15/22	105,000	98,963
Oasis Petroleum, Inc. 144A sr. unsec.
notes 6.25%, 5/1/26	325,000	274,625

CORPORATE BONDS
AND NOTES (88.3%)* cont.	Principal amount	Value

Oil and gas cont.
Precision Drilling Corp. 144A company
guaranty sr. unsec. notes 7.125%, 1/15/26
(Canada)	$260,000	$223,600
Range Resources Corp. company guaranty sr.
unsec. notes 5.00%, 3/15/23	95,000	83,600
Rose Rock Midstream LP/Rose Rock Finance Corp.
company guaranty sr. unsec. sub. notes 5.625%,
11/15/23	35,000	31,850
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27	130,000	115,050
SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	380,000	330,600
SM Energy Co. sr. unsec. unsub. notes 6.125%,
11/15/22	12,000	11,340
Tallgrass Energy Partners LP/Tallgrass Energy
Finance Corp. 144A company guaranty sr. unsec.
bonds 5.50%, 1/15/28	310,000	297,600
Targa Resources Partners LP/Targa Resources
Partners Finance Corp. company
guaranty sr. unsec. notes 5.375%, 2/1/27	195,000	182,813
Targa Resources Partners LP/Targa Resources
Partners Finance Corp. company
guaranty sr. unsec. unsub. notes 5.00%, 1/15/28	400,000	362,000
Transocean Pontus, Ltd. 144A company
guaranty sr. notes 6.125%, 8/1/25
(Cayman Islands)	255,000	246,075
Transocean, Inc. company guaranty sr. unsec.
unsub. bonds 7.50%, 4/15/31	170,000	128,775
Transocean, Inc. 144A company guaranty sr. unsec.
notes 9.00%, 7/15/23	85,000	84,575
Trinidad Drilling, Ltd. 144A company
guaranty sr. unsec. notes 6.625%, 2/15/25
(Canada)	570,000	574,845
Vermilion Energy, Inc. 144A company
guaranty sr. unsec. notes 5.625%, 3/15/25
(Canada)	195,000	182,813
Whiting Petroleum Corp. sr. unsec. notes 6.625%,
1/15/26	315,000	270,113
Williams Cos., Inc. (The) sr. unsec.
unsub. notes 8.75%, 3/15/32	110,000	143,105
Williams Cos., Inc. (The) sr. unsec.
unsub. notes 7.75%, 6/15/31	200,000	241,592
WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	255,000	266,475
WPX Energy, Inc. sr. unsec. notes 5.75%, 6/1/26	240,000	217,200
WPX Energy, Inc. sr. unsec. unsub. notes 6.00%,
1/15/22	44,000	42,790
		18,461,117
Publishing (0.3%)
Meredith Corp. 144A sr. unsec. notes 6.875%,
2/1/26	525,000	513,188
		513,188
Regional Bells (0.5%)
Frontier Communications Corp. sr. unsec.
notes 11.00%, 9/15/25	285,000	177,398
Frontier Communications Corp. sr. unsec.
notes 10.50%, 9/15/22	345,000	239,775
Frontier Communications Corp. 144A company
guaranty notes 8.50%, 4/1/26	535,000	468,125
		885,298
Retail (1.0%)
Neiman Marcus Group, LLC (The) company
guaranty sr. notes 7.125%, 6/1/28	175,000	120,750
Neiman Marcus Group, Ltd. 144A company
guaranty sr. unsec. sub. notes 8.75%, 10/15/21	329,176	138,254

12 Putnam VT High Yield Fund

CORPORATE BONDS
AND NOTES (88.3%)* cont.	Principal amount	Value

Retail cont.
Neiman Marcus Group, Ltd. 144A company
guaranty sr. unsec. sub. notes 8.00%, 10/15/21	$475,000	$195,938
Penske Automotive Group, Inc. company
guaranty sr. unsec. sub. notes 5.75%, 10/1/22	395,000	394,013
Penske Automotive Group, Inc. company
guaranty sr. unsec. sub. notes 5.50%, 5/15/26	175,000	162,750
Penske Automotive Group, Inc. company
guaranty sr. unsec. sub. notes 5.375%, 12/1/24	450,000	421,313
PetSmart, Inc. 144A sr. unsec. notes 7.125%,
3/15/23	170,000	99,025
Wolverine World Wide, Inc. 144A company
guaranty sr. unsec. bonds 5.00%, 9/1/26	325,000	300,625
		1,832,668
Technology (5.0%)
Avaya, Inc. 144A escrow notes 7.00%, 4/1/19	1,150,000	—
Banff Merger Sub, Inc. 144A sr. unsec.
notes 9.75%, 9/1/26	590,000	539,850
Diamond 1 Finance Corp./Diamond 2 Finance Corp.
144A company guaranty sr. notes 6.02%, 6/15/26	1,105,000	1,109,997
Diamond 1 Finance Corp./Diamond 2 Finance Corp.
144A company guaranty sr. unsec. notes 7.125%,
6/15/24	365,000	371,388
Energizer Gamma Acquisition, Inc. 144A company
guaranty sr. unsec. notes 6.375%, 7/15/26	115,000	105,513
First Data Corp. 144A notes 5.75%, 1/15/24	530,000	516,750
First Data Corp. 144A sr. notes 5.375%, 8/15/23	375,000	368,438
Inception Merger Sub, Inc./Rackspace
Hosting, Inc. 144A sr. unsec. notes 8.625%,
11/15/24	563,000	439,140
Infor Software Parent, LLC/Infor Software
Parent, Inc. 144A company guaranty sr. unsec.
notes 7.125%, 5/1/21 ‡‡	790,000	768,275
Infor US, Inc. company guaranty sr. unsec.
notes 6.50%, 5/15/22	505,000	488,411
Legrand France SA sr. unsec. unsub. notes 8.50%,
2/15/25 (France)	315,000	389,457
Plantronics, Inc. 144A company
guaranty sr. unsec. notes 5.50%, 5/31/23	760,000	706,800
Qorvo, Inc. 144A sr. unsec. notes 5.50%, 7/15/26	130,000	124,150
Solera, LLC / Solera Finance, Inc. 144A
sr. unsec. notes 10.50%, 3/1/24	1,055,000	1,123,575
Tempo Acquisition, LLC/Tempo Acquisition
Finance Corp. 144A sr. unsec. notes 6.75%,
6/1/25	765,000	707,625
TTM Technologies, Inc. 144A company
guaranty sr. unsec. notes 5.625%, 10/1/25	765,000	711,450
Western Digital Corp. company guaranty sr. unsec.
notes 4.75%, 2/15/26	400,000	347,000
		8,817,819
Telecommunications (4.4%)
Altice Finco SA 144A company guaranty sr. unsec.
unsub. notes 7.625%, 2/15/25 (Luxembourg)	600,000	498,750
CommScope Technologies Finance, LLC 144A
sr. unsec. notes 6.00%, 6/15/25	860,000	782,600
CommScope Technologies, LLC 144A company
guaranty sr. unsec. unsub. notes 5.00%, 3/15/27	170,000	137,700
Digicel, Ltd. 144A company guaranty sr. unsec.
notes 6.75%, 3/1/23 (Jamaica)	520,000	407,550
Equinix, Inc. sr. unsec. notes 5.375%, 5/15/27 R	260,000	254,150
Intelsat Connect Finance SA 144A company
guaranty sr. unsec. notes 9.50%, 2/15/23
(Luxembourg)	860,000	739,600

CORPORATE BONDS
AND NOTES (88.3%)* cont.	Principal amount	Value

Telecommunications cont.
Intelsat Jackson Holdings SA 144A sr. unsec.
notes 9.75%, 7/15/25 (Bermuda)	$790,000	$791,975
Level 3 Financing, Inc. company
guaranty sr. unsec. unsub. notes 5.625%, 2/1/23	245,000	240,713
Level 3 Financing, Inc. company
guaranty sr. unsec. unsub. notes 5.25%, 3/15/26	715,000	654,225
Sprint Capital Corp. company guaranty sr. unsec.
unsub. notes 6.875%, 11/15/28	1,325,000	1,252,125
Sprint Corp. company guaranty sr. unsec.
sub. notes 7.875%, 9/15/23	1,050,000	1,077,563
Sprint Corp. company guaranty sr. unsec.
sub. notes 7.25%, 9/15/21	845,000	864,858
		7,701,809
Telephone (0.8%)
T-Mobile USA, Inc. company guaranty sr. unsec.
notes 6.375%, 3/1/25	515,000	520,150
T-Mobile USA, Inc. company guaranty sr. unsec.
notes 5.375%, 4/15/27	355,000	342,575
T-Mobile USA, Inc. company guaranty sr. unsec.
unsub. bonds 4.75%, 2/1/28	380,000	343,900
T-Mobile USA, Inc. company guaranty sr. unsec.
unsub. notes 4.50%, 2/1/26	160,000	146,800
		1,353,425
Textiles (0.2%)
Hanesbrands, Inc. 144A company
guaranty sr. unsec. unsub. notes 4.625%, 5/15/24	325,000	304,688
		304,688
Transportation (0.3%)
Watco Cos., LLC/Watco Finance Corp. 144A company
guaranty sr. unsec. notes 6.375%, 4/1/23	465,000	466,163
		466,163
Utilities and power (3.0%)
AES Corp./Virginia (The) sr. unsec. notes 5.50%,
4/15/25	520,000	516,100
AES Corp./Virginia (The) sr. unsec. notes 4.875%,
5/15/23	255,000	249,263
AES Corp./Virginia (The) sr. unsec. notes 4.50%,
3/15/23	165,000	160,875
AES Corp./Virginia (The) sr. unsec.
unsub. bonds 5.125%, 9/1/27	180,000	172,800
Calpine Corp. sr. unsec. sub. notes 5.75%, 1/15/25	685,000	626,775
Calpine Corp. 144A company
guaranty sr. notes 5.25%, 6/1/26	250,000	228,125
Calpine Corp. 144A company
guaranty sr. sub. notes 5.875%, 1/15/24	145,000	142,100
Colorado Interstate Gas Co., LLC company
guaranty sr. unsec. notes 6.85%, 6/15/37	445,000	480,058
Dynegy, Inc. company guaranty sr. unsec.
unsub. notes 7.625%, 11/1/24	322,000	339,710
Dynegy, Inc. 144A company guaranty sr. unsec.
notes 8.125%, 1/30/26	225,000	243,000
Energy Transfer LP sr. sub. notes 5.875%, 1/15/24	295,000	300,163
Energy Transfer LP sr. sub. notes 5.50%, 6/1/27	180,000	175,500
GenOn Energy, Inc. sr. unsec. notes 9.875%,
10/15/20	160,000	61,236
GenOn Energy, Inc./NRG Americas, Inc. company
guaranty sub. FRN (BBA LIBOR USD 3 Month
+ 6.50%), 9.392%, 12/1/23	34,687	33,993
NRG Energy, Inc. company guaranty sr. unsec.
notes 7.25%, 5/15/26	375,000	390,469
NRG Energy, Inc. company guaranty sr. unsec.
notes 6.625%, 1/15/27	555,000	559,163

Putnam VT High Yield Fund 13

CORPORATE BONDS
AND NOTES (88.3%)* cont.	Principal amount	Value

Utilities and power cont.
NRG Energy, Inc. company guaranty sr. unsec.
notes 5.75%, 1/15/28	$155,000	$148,800
Texas Competitive Electric Holdings Co., LLC/TCEH
Finance, Inc. escrow company
guaranty sr. notes 11.50%, 10/1/20 F	415,000	1,245
Vistra Operations Co., LLC 144A sr. unsec.
notes 5.50%, 9/1/26	435,000	418,688
		5,248,063

Total corporate bonds and notes (cost $167,278,470)		$155,010,250

SENIOR LOANS (5.2%)* [c]	Principal amount	Value

Basic materials (0.1%)
Forterra Finance, LLC bank term loan FRN (BBA
LIBOR USD 3 Month + 3.00%), 5.522%, 10/25/23	$212,202	$189,072
		189,072
Capital goods (0.2%)
Titan Acquisition, Ltd. (United Kingdom) bank
term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.00%), 5.522%, 3/28/25	316,939	291,386
Vertiv Intermediate Holding II Corp. bank term
loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 4.00%), 6.707%, 11/15/23	95,000	85,975
		377,361
Communication services (0.3%)
Asurion, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 6.50%), 9.022%, 8/4/25	515,000	499,550
		499,550
Consumer cyclicals (2.2%)
Academy, Ltd. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 4.00%), 6.349%, 7/2/22	124,440	82,752
iHeartCommunications, Inc. bank term loan FRN
Ser. D, (BBA LIBOR USD 3 Month + 6.75%), 9.272%,
1/30/19 (in default) †	639,000	422,539
J. Crew Group, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 3.22%), 5.975%, 3/5/21	244,316	194,231
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR
USD 3 Month + 9.25%), 11.604%, 5/21/24	400,000	386,000
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR
USD 3 Month + 5.00%), 7.477%, 10/16/23	203,414	192,226
Navistar Financial Corp Owner Trust bank term
loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.75%), 6.313%, 7/30/25	99,750	95,012
Navistar, Inc. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.50%), 5.89%, 11/6/24	788,688	755,169
Refinitiv US Holdings, Inc. bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.75%), 6.272%,
10/1/25	995,000	927,340
Robertshaw Holdings Corp. bank term loan FRN (BBA
LIBOR USD 3 Month + 8.00%), 10.563%, 2/28/26	270,000	245,700
Robertshaw Holdings Corp. bank term loan FRN (BBA
LIBOR USD 3 Month + 3.50%), 6.063%, 2/28/25	282,863	254,576
Talbots, Inc. (The) bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 7.00%), 9.506%,
11/28/22	404,000	402,990
		3,958,535
Consumer staples (0.4%)
Brand Industrial Services, Inc. bank term loan
FRN (BBA LIBOR USD 3 Month + 4.25%), 6.732%,
6/21/24	474,421	448,565
Revlon Consumer Products Corp. bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.50%), 6.207%,
9/7/23	256,815	180,734
		629,299

SENIOR LOANS (5.2%)* [c] cont.	Principal amount	Value

Energy (1.0%)
California Resources Corp. bank term loan FRN
(BBA LIBOR USD 3 Month + 10.38%), 12.897%,
12/31/21	$265,000	$251,750
California Resources Corp. bank term loan FRN
(BBA LIBOR USD 3 Month + 4.75%), 7.037%,
11/17/22	505,000	469,650
Eagleclaw Midstream Ventures, LLC bank term loan
FRN (BBA LIBOR USD 3 Month + 4.25%), 6.869%,
6/30/24	362,242	336,206
FTS International, Inc. bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 4.75%), 7.272%,
4/16/21	122,548	120,710
KCA Deutag Alpha, Ltd. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 6.75%), 9.021%, 3/21/23	194,180	158,257
Keane Group Holdings, LLC bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.75%), 6.313%,
5/25/25	650	598
Oryx Southern Delaware Holdings, LLC bank term
loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.25%), 5.772%, 2/28/25	287,825	263,360
Traverse Midstream Partners, LLC bank term loan
FRN Ser. B, (BBA LIBOR USD 3 Month + 4.00%),
6.60%, 9/27/24	250,000	239,375
		1,839,906
Financials (0.2%)
Forest City Enterprises LP bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 4.00%), 6.52%,
12/7/25	290,000	281,300
		281,300
Health care (0.3%)
Air Methods Corp. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.50%), 6.303%, 4/21/24	245,860	193,351
Bausch Health Cos., Inc. bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 5.379%,
6/1/25	245,438	234,393
Ortho-Clinical Diagnostics, Inc. bank term loan
FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%),
5.756%, 6/1/25	133,650	123,860
		551,604
Technology (0.5%)
Avaya, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 4.25%), 6.701%, 12/15/24	201,182	194,267
CCC Information Services, Inc. bank term loan FRN
(BBA LIBOR USD 3 Month + 6.75%), 9.095%, 4/27/25	195,000	191,588
Kronos, Inc./MA bank term loan FRN (BBA LIBOR USD
3 Month + 8.25%), 9.25%, 11/1/24	310,000	304,963
Rackspace Hosting, Inc. bank term loan FRN (BBA
LIBOR USD 3 Month + 3.00%), 5.582%, 11/3/23	183,476	160,450
		851,268

Total senior loans (cost $10,037,293)		$9,177,895

COMMON STOCKS (1.5%)*	Shares	Value

Advanz Pharma Corp. (Canada) †	1,941	$36,452
Ally Financial, Inc.	15,165	343,639
Avaya Holdings Corp. †	14,763	214,953
Berry Plastics Group, Inc. †	5,375	255,474
Caesars Entertainment Corp. †	29,146	197,901
Charter Communications, Inc. Class A †	1,030	293,519
CHC Group, LLC (acquired 3/23/17,
cost $32,379) (Cayman Islands) ∆∆ †	2,233	8,932
CIT Group, Inc.	6,345	242,823
Crown Holdings, Inc. †	4,150	172,516
Halcon Resources Corp. †	31,415	53,406

14 Putnam VT High Yield Fund

COMMON STOCKS (1.5%)* cont.	Shares	Value

Live Nation Entertainment, Inc. †	3,790	$186,658
MWO Holdings, LLC (Units) F	281	9,506
Nine Point Energy F	6,715	96,965
Seven Generations Energy, Ltd. Class A (Canada) †	12,595	102,775
T-Mobile US, Inc. †	3,499	222,571
Tervita Corp. (Canada) †	748	3,441
Texas Competitive Electric Holdings Co., LLC/TCEH
Finance, Inc. (Rights)	36,615	25,631
Tribune Media Co. Class 1C	93,841	60,997
U.S. Concrete, Inc. †	2,910	102,665
Total common stocks (cost $3,813,188)		$2,630,824

CONVERTIBLE PREFERRED STOCKS (0.8%)*	Shares	Value

Crown Castle International Corp. Ser. A,
6.875% cv. pfd.	416	$436,133
EPR Properties Ser. C, $1.438 cv. pfd. R	13,177	351,374
Fortive Corp. Ser. A, 5.00% cv. pfd.	305	277,016
iStar, Inc. Ser. J, $2.25 cv. pfd. R	4,862	205,710
Nine Point Energy 6.75% cv. pfd.	144	169,399
Total convertible preferred stocks (cost $1,399,281)		$1,439,632

CONVERTIBLE BONDS AND NOTES (0.5%)* Principal amount		Value

Caesars Entertainment Corp. cv. sr. unsec.
notes 5.00%, 10/1/24	$110,105	$136,670
CHC Group, LLC/CHC Finance Ltd. cv. notes
Ser. AI, zero %, 10/1/20 (acquired 2/2/17,
cost $79,504) (Cayman Islands) ∆∆	114,839	97,613
DISH Network Corp. cv. sr. unsec. notes 3.375%,
8/15/26	168,000	135,663
Microchip Technology, Inc. cv. sr. unsec.
sub. notes 1.625%, 2/15/27	185,000	180,707
ON Semiconductor Corp. cv. company
guaranty sr. unsec. unsub. notes 1.00%, 12/1/20	357,000	393,593
Total convertible bonds and notes (cost $1,074,609)		$944,246

Expiration
WARRANTS (0.0%)* †	date	Strike price	Warrants	Value

Halcon Resources Corp.	9/9/20	$14.04	8,533	$191
Total warrants (cost $—)				$191

SHORT-TERM INVESTMENTS (2.0%)	Shares	Value

Putnam Short Term Investment Fund 2.58% L	3,447,187	$3,447,187
Total short-term investments (cost $3,447,187)		$3,447,187

Total investments (cost $187,050,028)		$172,650,225

Key to holding’s currency abbreviations

EUR	Euro
GBP	British Pound

Key to holding’s abbreviations

DAC	Designated Activity Company
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2018 through December 31, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $175,505,863.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $106,545, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $2,789 to cover certain derivative contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

Putnam VT High Yield Fund 15

FORWARD CURRENCY CONTRACTS at 12/31/18 (aggregate face value $1,720,270)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Euro	Sell	3/20/19	$789,789	$785,224	$(4,565)
Citibank, N.A.
	Canadian Dollar	Sell	1/16/19	124,203	132,807	8,604
JPMorgan Chase Bank N.A.
	Canadian Dollar	Sell	1/16/19	525,099	561,421	36,322
State Street Bank and Trust Co.
	Canadian Dollar	Sell	1/16/19	115,777	123,798	8,021
UBS AG
	British Pound	Sell	3/20/19	116,804	117,020	216
Unrealized appreciation						53,163
Unrealized (depreciation)						(4,565)
Total						$48,598

* The exchange currency for all contracts listed is the United States Dollar.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$102,665	$—	$—
Capital goods	431,431	—	—
Communication services	516,090	—	—
Consumer cyclicals	384,559	60,997	—
Energy	156,181	8,932	106,471
Financials	586,462	—	—
Health care	36,452	—	—
Technology	214,953	—	—
Utilities and power	—	25,631	—
Total common stocks	2,428,793	95,560	106,471
Convertible bonds and notes	—	944,246	—
Convertible preferred stocks	—	1,439,632	—
Corporate bonds and notes	—	154,947,657	62,593
Senior loans	—	9,177,895	—
Warrants	191	—	—
Short-term investments	3,447,187	—	—
Totals by level	$5,876,171	$166,604,990	$169,064

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$48,598	$—
Totals by level	$—	$48,598	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

16 Putnam VT High Yield Fund

Statement of assets and liabilities
12/31/18

Assets
Investment in securities, at value (Notes 1 and 9):
Unaffiliated issuers (identified cost $183,602,841)	$169,203,038
Affiliated issuers (identified cost $3,447,187) (Notes 1 and 5)	3,447,187
Cash	55,905
Foreign currency (cost $578,624) (Note 1)	567,689
Dividends, interest and other receivables	2,935,693
Receivable for shares of the fund sold	86,952
Receivable for investments sold	14,881
Unrealized appreciation on forward currency contracts (Note 1)	53,163
Total assets	176,364,508

Liabilities
Payable for investments purchased	163,503
Payable for shares of the fund repurchased	292,930
Payable for compensation of Manager (Note 2)	85,677
Payable for custodian fees (Note 2)	11,110
Payable for investor servicing fees (Note 2)	21,559
Payable for Trustee compensation and expenses (Note 2)	168,212
Payable for administrative services (Note 2)	1,300
Payable for distribution fees (Note 2)	10,047
Payable for auditing and tax fees	76,386
Unrealized depreciation on forward currency contracts (Note 1)	4,565
Other accrued expenses	23,356
Total liabilities	858,645

Net assets	$175,505,863

Represented by
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$190,373,843
Total distributable earnings (Note 1)	(14,867,980)
Total — Representing net assets applicable to capital shares outstanding	$175,505,863

Computation of net asset value Class IA
Net assets	$129,535,279
Number of shares outstanding	21,818,173
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$5.94

Computation of net asset value Class IB
Net assets	$45,970,584
Number of shares outstanding	7,825,262
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$5.87

The accompanying notes are an integral part of these financial statements.

Putnam VT High Yield Fund 17

Statement of operations
Year ended 12/31/18

Investment income
Interest (including interest income of $122,693 from investments in affiliated issuers) (Note 5)	$12,740,307
Dividends	113,184
Total investment income	12,853,491

Expenses
Compensation of Manager (Note 2)	1,145,797
Investor servicing fees (Note 2)	143,044
Custodian fees (Note 2)	20,040
Trustee compensation and expenses (Note 2)	10,065
Distribution fees (Note 2)	138,333
Administrative services (Note 2)	5,089
Other	143,826
Total expenses	1,606,194

Expense reduction (Note 2)	(1,124)
Net expenses	1,605,070

Net investment income	11,248,421

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(1,265,099)
Foreign currency transactions (Note 1)	(3,617)
Forward currency contracts (Note 1)	70,069
Swap contracts (Note 1)	(121,015)
Total net realized loss	(1,319,662)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(17,124,580)
Assets and liabilities in foreign currencies	(11,420)
Forward currency contracts	45,521
Swap contracts	32,740
Total change in net unrealized depreciation	(17,057,739)

Net loss on investments	(18,377,401)

Net decrease in net assets resulting from operations	$(7,128,980)

Statement of changes in net assets

	Year ended	Year ended
	12/31/18	12/31/17
Decrease in net assets
Operations:
Net investment income	$11,248,421	$12,550,968
Net realized gain (loss) on investments and foreign currency transactions	(1,319,662)	2,875,046
Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	(17,057,739)	677,749
Net increase (decrease) in net assets resulting from operations	(7,128,980)	16,103,763
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	(9,041,505)	(10,301,978)
Class IB	(3,185,422)	(3,356,130)
Decrease from capital share transactions (Note 4)	(24,702,528)	(31,861,896)
Total decrease in net assets	(44,058,435)	(29,416,241)
Net assets:
Beginning of year	219,564,298	248,980,539
End of year (Note 1)	$175,505,863	$219,564,298

The accompanying notes are an integral part of these financial statements.

18 Putnam VT High Yield Fund

Financial highlights (For a common share outstanding throughout the period)

					LESS
INVESTMENT OPERATIONS:					DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class IA
12/31/18	$6.55	.35	(.57)	(.22)	(.39)	(.39)	$5.94	(3.59)	$129,535.72		5.58	31
12/31/17	6.50	.35	.10	.45	(.40)	(.40)	6.55	7.22	160,526.72		5.48	43
12/31/16	6.02	.35	.54	.89	(.41)	(.41)	6.50	15.66	175,839	.72[e]	5.68 [e]	48
12/31/15	6.82	.38	(.69)	(.31)	(.49)	(.49)	6.02	(5.14)	172,830.70		5.80	35
12/31/14	7.13	.39	(.25)	.14	(.45)	(.45)	6.82	1.91	233,920.72		5.60	45
Class IB
12/31/18	$6.49	.33	(.58)	(.25)	(.37)	(.37)	$5.87	(4.07)	$45,971.97		5.33	31
12/31/17	6.44	.33	.10	.43	(.38)	(.38)	6.49	6.98	59,038.97		5.23	43
12/31/16	5.96	.33	.55	.88	(.40)	(.40)	6.44	15.55	73,141	.97[e]	5.39 [e]	48
12/31/15	6.75	.36	(.69)	(.33)	(.46)	(.46)	5.96	(5.35)	57,337.95		5.54	35
12/31/14	7.07	.37	(.26)	.11	(.43)	(.43)	6.75	1.56	70,915.97		5.36	45

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2).

The accompanying notes are an integral part of these financial statements.

Putnam VT High Yield Fund 19

Notes to financial statements 12/31/18

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2018 through December 31, 2018.

Putnam VT High Yield Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek high current income. Capital growth is a secondary goal when consistent with achieving high current income. The fund invests mainly in bonds that are obligations of U.S. companies, are below investment-grade in quality (sometimes referred to as “junk bonds”), and have intermediate- to long-term maturities (three years or longer). Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in securities rated below investment-grade. This policy may be changed only after 60 days’ notice to shareholders. The fund may also invest in other debt instruments, including loans. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. Putnam Management may also use derivatives, such as futures, options, certain foreign currency transactions and swap contracts, for both hedging and non-hedging purposes.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class  IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash

20 Putnam VT High Yield Fund

dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts for hedging credit risk, for gaining liquid exposure to individual names, and for hedging market risk.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $4,565 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

Putnam VT High Yield Fund 21

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At December 31, 2018, the fund had the following capital loss carryovers available to offset future net capital gain, if any, which are subject to limitations imposed by the Code:

	Loss carryover
Short-term	Long-term	Total
$119,003	$10,715,273	$10,834,276

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from defaulted bond interest. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $128,791 to decrease undistributed net investment income, $19,366 to increase paid-in capital and $109,425 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$1,704,014
Unrealized depreciation	(16,141,651)
Net unrealized depreciation	(14,437,637)
Undistributed ordinary income	10,646,833
Capital loss carryforward	(10,834,276)
Cost for federal income tax purposes	$187,136,460

For the fiscal year ended December 31, 2017, the fund had undistributed net investment income of $11,473,656.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 33.0% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.720%	of the first $5 billion,
0.670%	of the next $5 billion,
0.620%	of the next $10 billion,
0.570%	of the next $10 billion,
0.520%	of the next $50 billion,
0.500%	of the next $50 billion,
0.490%	of the next $100 billion and
0.485%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.561% of the fund’s average net assets.

Putnam Management has contractually agreed, through April 30, 2020, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plan, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$104,246
Class IB	38,798
Total	$143,044

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $577 under the expense offset arrangements and by $547 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $144, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of

22 Putnam VT High Yield Fund

operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class  IB shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. The expenses related to distribution fees during the reporting period are included in Distribution fees in the Statement of operations.

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of	Proceeds
	purchases	from sales
Investments in securities
(Long-term)	$60,277,852	$80,903,694
U.S. government securities
(Long-term)	—	—
Total	$60,277,852	$80,903,694

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/18		Year ended 12/31/17		Year ended 12/31/18		Year ended 12/31/17
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,358,621	$8,556,550	1,644,511	$10,640,130	2,792,125	$17,590,179	2,756,598	$17,459,615
Shares issued in connection with	1,482,214	9,041,505	1,648,317	10,301,978	526,516	3,185,422	542,186	3,356,130
reinvestment of distributions
	2,840,835	17,598,055	3,292,828	20,942,108	3,318,641	20,775,601	3,298,784	20,815,745
Shares repurchased	(5,515,318)	(34,519,101)	(5,843,433)	(37,801,384)	(4,595,360)	(28,557,083)	(5,561,246)	(35,818,365)
Net increase (decrease)	(2,674,483)	$(16,921,046)	(2,550,605)	$(16,859,276)	(1,276,719)	$(7,781,482)	(2,262,462)	$(15,002,620)

Note 5 — Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares outstanding
					and fair value as of
Name of affiliate	Fair value as of 12/31/17	Purchase cost	Sale proceeds	Investment income	12/31/18
Short-term investments
Putnam Short Term Investment	$6,682,798	$63,552,347	$66,787,958	$122,693	$3,447,187
Fund*
Total Short-term investments	$6,682,798	$63,552,347	$66,787,958	$122,693	$3,447,187

*Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

Note 7 — Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$1,500,000
Centrally cleared credit default contracts (notional)	$2,600,000
Warrants (number of warrants)	9,000

Putnam VT High Yield Fund 23

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for
as hedging instruments under	Statement of assets and		Statement of assets and
ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange contracts	Receivables	$53,163	Payables	$4,565
Equity contracts	Investments	191	Payables	—
Total		$53,354		$4,565

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Forward currency contracts	Swaps	Total
Credit contracts	$—	$(121,015)	$(121,015)
Foreign exchange contracts	70,069	—	70,069
Total	$70,069	$(121,015)	$(50,946)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Warrants	contracts	Swaps	Total
Credit contracts	$—	$—	$32,740	$32,740
Foreign exchange contracts	—	45,521	—	45,521
Equity contracts	(5,867)	—	—	(5,867)
Total	$(5,867)	$45,521	$32,740	$72,394

Note 9 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of		JPMorgan Chase	State Street Bank
	America N.A.	Citibank, N.A.	Bank N.A.	and Trust Co.	UBS AG	Total
Assets:
Forward currency contracts#	$—	$8,604	$36,322	$8,021	$216	$53,163
Total Assets	$—	$8,604	$36,322	$8,021	$216	$53,163
Liabilities:
Forward currency contracts#	4,565	—	—	—	—	4,565
Total Liabilities	$4,565	$—	$—	$—	$—	$4,565
Total Financial and Derivative
Net Assets	$(4,565)	$8,604	$36,322	$8,021	$216	$48,598
Total collateral received (pledged)†##	$—	$—	$—	$—	$—
Net amount	$(4,565)	$8,604	$36,322	$8,021	$216
Controlled collateral received (including
TBA commitments)**	$—	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 10 — New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

24 Putnam VT High Yield Fund

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Trustee of the Brookings Institution.	The Rohatyn Group, an emerging-market fund complex that manages money for institutions	
Ravi Akhoury Born 1947 Trustee since 2009	Trustee of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.	English Helper, Inc., a private software company	
Barbara M. Baumann Born 1955 Trustee since 2010	President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Treasurer of the Board and Chair of the Finance Committee, The Denver Foundation. Member of the Finance Committee, the Children's Hospital of Colorado.	Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.	Great Lakes Science Center; College Now Greater Cleveland	
Catharine Bond Hill Born 1954 Trustee since 2017	Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.	Director of Yale-NUS College; Alumni Fellow to the Yale Corporation	
Dr. Paul L. Joskow Born 1947 Trustee since 1997	Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Head of the MIT Department of Economics from 1994 to 1998 and Director of the MIT Center for Energy and Environmental Policy Research from 1999 through 2007. From 2008 to 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance.	Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services	
Kenneth R. Leibler Born 1949 Trustee since 2006 Vice Chair from 2016 to 2018, and Chair since 2018	Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts, and former Director of Beth Israel Deaconess Care Organization. Until November 2010, Director of Ruder Finn Group, a global communications and advertising firm.	Eversource Corporation, which operates New England's largest energy delivery system	
Robert E. Patterson Born 1945 Trustee since 1984	Until 2017, Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.	None	
George Putnam, III Born 1951 Trustee since 1984	Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.	None

Putnam VT High Yield Fund 25

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of December 31, 2018, there were 99 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Michael J. Higgins (Born 1976)	Mark C. Trenchard (Born 1962)
Executive Vice President, Principal Executive	Vice President, Treasurer, and Clerk	Vice President and BSA Compliance Officer
Officer, and Compliance Liaison	Since 2010	Since 2002
Since 2004		Director of Operational Compliance,
	Janet C. Smith (Born 1965)	Putnam Investments and Putnam
Robert T. Burns (Born 1961)	Vice President, Principal Financial Officer,	Retail Management
Vice President and Chief Legal Officer	Principal Accounting Officer, and Assistant
Since 2011	Treasurer	Nancy E. Florek (Born 1957)
General Counsel, Putnam Investments, Putnam	Since 2007	Vice President, Director of Proxy Voting and
Management, and Putnam Retail Management	Head of Fund Administration Services,	Corporate Governance, Assistant Clerk, and
	Putnam Investments and Putnam Management	Assistant Treasurer
James F. Clark (Born 1974)		Since 2000
Vice President and Chief Compliance Officer	Susan G. Malloy (Born 1957)
Since 2016	Vice President and Assistant Treasurer	Denere P. Poulack (Born 1968)
Chief Compliance Officer, Putnam Investments	Since 2007	Assistant Vice President, Assistant Clerk,
and Putnam Management	Head of Accounting, Middle Office, & Control	and Assistant Treasurer
	Services, Putnam Investments and	Since 2004
Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

26 Putnam VT High Yield Fund

This page intentionally left blank.

Putnam VT High Yield Fund 27

This page intentionally left blank.

28 Putnam VT High Yield Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investments	Kenneth R. Leibler, Chair
100 Federal Street	Mailing address:	Liaquat Ahamed
Boston, MA 02110	P.O. Box 219697	Ravi Akhoury
	Kansas City, MO 64121-9697	Barbara M. Baumann
Investment Sub-Advisor	1-800-225-1581	Katinka Domotorffy
Putnam Investments Limited		Catharine Bond Hill
16 St James’s Street	Custodian	Paul L. Joskow
London, England SW1A 1ER	State Street Bank and Trust Company	Robert E. Patterson
George Putnam, III
Marketing Services	Legal Counsel	Robert L. Reynolds
Putnam Retail Management	Ropes & Gray LLP	Manoj P. Singh
100 Federal Street
Boston, MA 02110	Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT High Yield Fund 29

This report has been prepared for the shareholders	H511
of Putnam VT High Yield Fund.	VTAN034 314987 2/19

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In February 2018, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Prohibition of investing in public coin offerings or token offerings, (ii) Removal of monetary fines as available sanctions for violations of the Code of Ethics, and (iii) Expanded definition of “Immediate Family Member”.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2018	$68,730	$ —	$8,330	$ —
December 31, 2017	$70,150	$ —	$8,312	$298

For the fiscal years ended December 31, 2018 and December 31, 2017, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $624,812 and $391,140 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2018	$ —	$616,482	$ —	$ —

December 31, 2017	$ —	$382,530	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 28, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: February 28, 2019